Schedule 14A.
                     Information Required in Proxy Statement
________________________________________________________________________________

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement.
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material under ss. 240.14a-12.


                            Titan Technologies, Inc.
                -------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  $125 per Exchange Act Rules 0-11(c)1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11:

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

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[ ]  Fee paid previously by written preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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     (1)  Amount Previously Paid:
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________________________________________________________________________________

                                  Schedule 14A

                                 PROXY STATEMENT

                            TITAN TECHNOLOGIES, INC.
                              3206 Candelaria, N.E.
                          Albuquerque, New Mexico 87107

                        PERSONS MAKING THIS SOLICITATION

     The Board of Directors (the "Board") of Titan Technologies, Inc. (the "Company") solicits the enclosed proxy for use at the Annual Meeting of Shareholders of the Company, to be held on December 22, 2004, in the Terrace Room of the Clubhouse Inn, 1315 Menaul Blvd. NE, Albuquerque, New Mexico 87107, at 9:00 am, New Mexico time, and at any postponement(s) or adjournment(s) of the Annual Meeting.

                             METHOD OF SOLICITATION

     Solicitation will be made primarily by mail, commencing on or about November 22, 2004, but may also be made by telephone or oral communications by directors, officers and employees of the Company. The Company estimates that the total amount to be spent in connection with this solicitation, excluding salary paid to officers and regular employees, will be approximately $10,000, most of which has will have been spent through the date of mailing of this proxy material to you. The Company will pay all costs of all solicitation efforts.

                        PROXIES AND VOTING AT THE MEETING

     On October 14, 2004, there were 39,091,908 shares of common stock issued and outstanding. This does not include 2,000,000 shares that are issued in the name of Wolfgang Reiger Gesellschaft that were canceled upon termination of the Company's interest in the Austrian plant. Mr. Reiger was arrested prior to the certificate being returned to the Company and the certificate has yet to be located. The transfer agent has been notified to seize the certificate if presented to it by any source for transfer. These 2,000,000 shares will not be counted for any purpose at the shareholder's meeting. Also, on October 14, 2004, The Company issued options to purchase 1,350,000 of common stock that are subject to shareholder approval at the Annual Shareholders' Meeting. Since the Options are not yet approved and because they were issued after October 14,2004 the 1,350,000 shares are not counted as outstanding. A majority of the shares issued and outstanding on the record date, in the aggregate, must be represented in person, or by proxy at the Annual Meeting in order to hold the Annual Meeting. Only shareholders of record at the close of business on October 14, 2004 are entitled to vote at the Annual Meeting. Because many shareholders cannot attend the Annual Meeting, a large number will be represented by proxy. Shareholders are encouraged to sign and return their proxies promptly, indicating the manner in which they wish their shares to be voted. The proxy agents will vote the shares represented by the proxies according to the instructions of the persons giving the proxies.

Unless other instructions are given, votes will be cast:

1. For the election of Management's three nominees for election to the Board of Directors presented later in this Proxy Statement. To be elected as a director, a nominee must receive the votes of a majority of the shares represented at the Meeting. Each Management Nominee has affirmed his availability and willingness to serve as a Company director when elected.

2.   For approval of the Company's 2004 Incentive Stock Option Plan.

3. For the transaction of such other business as may properly come before the Annual Meeting or any postponement(s) or adjournment(s) of the Annual Meeting. The approval by a majority of the shares present at the meeting, in person and by proxy, is required to pass such business.

To be elected, nominees for seats on the Board of Directors must receive the affirmative vote of a majority of the votes cast in person and by proxy at the meeting. To be approved the Company's 2004 Incentive Stock Option Plan must receive the affirmative vote of a majority of the votes cast in person and by proxy at the meeting. To be passed any other item that comes before the shareholders must also receive the affirmative vote of a majority of the votes cast in person and by proxy at the meeting.

     Election inspectors will be appointed at the meeting. Such inspectors will determine the validity of proxies and will receive, canvas and report to the meeting the votes cast by the shareholders on each item brought before the shareholders for vote. Any person who is not the record owner or voting under authority granted by the record owner can vote no shares of the Company's stock. All returned proxies are counted toward the required quorum and/or the required majority of shares present at the meeting for election of directors. If any shareholder returns a proxy without indicating his directions whether the proxy should be voted for or against any item or voted for or withheld from voting on any item, the proxy will be voted by the proxy agents FOR Management's Nominees and, in the agents' discretion, on any other matter coming before the meeting.

     Any Shareholder returning a proxy has the power to revoke that proxy at any time before it is voted by delivery of a written notice of revocation, signed by the shareholder, to the Secretary of the Company; by delivery of a signed proxy bearing a later date; or by attending the Annual Meeting and voting in person. Any proxy that is not revoked will be voted at the Meeting.

     The Annual Meeting will be conducted in accordance with an agenda, which will be conspicuously posted at the Annual Meeting. Participation at the meeting will be encouraged but will be limited to shareholders and holders of valid proxies for shareholders. The Meeting will start promptly at 9:00 a.m.

                              ELECTION OF DIRECTORS

     At the Annual Meeting, the shareholders will elect three Directors to each serve until the next annual or special meeting of shareholders at which directors are elected. The Board of Directors of the Company has nominated Ronald L. Wilder, Ronald E. Allred and Dana J. Finley to be Management's slate of candidates. Each person nominated is currently a Director and is running for the seat he currently holds. The Company's nominees have consented to be nominated and to serve if elected.


              ADOPTION OF 2004 EMPLOYEE INCENTIVE STOCK OPTION PLAN

     Management seeks shareholder approval for the Company's 2004 Incentive Stock Option Plan ("Plan") which was adopted by the Board of Directors on October 25, 2004. The Board granted options to five employees on October 25, 2004. The Plan replaces formerly existing options that were granted to the same employees in the same amounts in 1998, as follows:

                     Ronald L. Wilder 300,000 shares
                     Jeff Wilder 300,000 shares
                     Dana Finley 300,000 shares
                     Robert Simon 150,000 shares
                     Badria Hindi 300,000 shares

         All current officers as a group:            300,000 shares
         All current directors who are not
         executive officers as a group               300,000 shares
         Mr. Wilder CEO & nominee for director       300,000 shares
         Mr. Finley nominee for director             300,000 shares
         Current employees, who are not executive
         Officers as a group                       1,050,000 shares

The closing price for the Company's stock on November 2, 2004 was $.15 per share. The 2004 Incentive Stock Option Plan is an Incentive Stock Option. Generally, there will be no income or expense recognized by either the Registrant or the employee upon grant or exercise of the Stock Option.



     No registration of the Options is contemplated. The Company will issue restricted shares to the option grantees upon exercise in reliance on Section 4(2) of the 33 Act & Section 58-13B-26.K. NMSA 1978 (The New Mexico Securities Act of 1986). When issued the shares will be restricted and will be subject to a legend providing that they may not be sold by the grantee unless registered or subject to an available exemption under both state and federal securities law.


     The Plan provides for the total issuance of 1,350,000 shares and grants for a total of 1,350,000 shares have been issued subject to Shareholder approval. No other options can or will be issued under the 2004 Plan. The Board wishes to commend and reward the years of effort and continuous commitment to the Company's affairs demonstrated by the above named employees and encourage their continued efforts. A copy of the 2004 Plan is available for inspection and copying by any shareholder of record at the Company's office during normal business hours

                        DIRECTORS AND EXECUTIVE OFFICERS

Ronald L. Wilder, who is 68 years of age, has been the President and Chief Operating Officer of the Company since 1992, has been a director of the Company since 1986 and has been the Company's Treasurer and Chief Financial Officer since April 1998. Mr. Wilder attended the University of Southern California from 1954 to 1957 where he studied geology. He served as President and a director of Solar Age Industries, Inc. from 1978 to 1986. Prior to being employed by Solar Age Industries, Inc., Mr. Wilder owned and or operated public or private corporations in the cattle, Indian art and financial service businesses.

Dr. Ronald E. Allred was elected to the Company's board of directors by the Company's shareholders on November 13, 1992. Dr. Allred is 57 years of age and holds a BS degree in Chemistry and a MS degree in Nuclear Engineering from the University of New Mexico and a Sc.D. degree in Polymerics from MIT. He was employed by Sandia National Laboratory as a Technical Staff member from July 1969 to August 1986. From December 1986 to January 1991, he was employed, as the director of the Material Department of PDA Engineering in Costa Mesa, California, and since January 1991 has been the owner of Adherent Technologies, Inc. in Albuquerque, New Mexico.

Dana J. Finley who is 57 years old and holds a BS degree from the University of New Mexico. He was employed by Adherent Technologies as a research and development engineer from September 1999 to October 2000. From October 2000 to October 2001 he was employed at Intel Corporation as a ramp engineer. Mr. Finley has been an engineer with Titan Technologies since October 2001 and for the seven years prior to his employment at Adherent Technologies.

Robert S. Simon, who is 58, has been the Company's Secretary since December 30, 1998. Mr. Simon holds a BBA in finance and JD degrees from the University of Texas and a MBA degree from Texas Christian University. Mr. Simon has practiced law and served as Corporate Counsel of Westland Development Co., Inc. in Albuquerque, New Mexico, for more than the past five years.

     No family relationship exists between any of the Company's officers and directors.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Company's Common Stock is its only class of voting securities outstanding. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting and at any adjournment thereof. As of the Record Date there were 39,091,908 shares outstanding and entitled to vote at the meeting. Each such share is entitled to one vote on each matter coming before the Meeting. Since the Record Date the Company has issued no shares.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of the Record Date the beneficial ownership of the Company's common stock by each nominee and by all officers and Directors as a group. For purposes of computation of the percentages of Ownership, shares underlying all issued options have not been included. The information as to beneficial stock ownership is based on data furnished by each person without any investigation by the Company into beneficial ownership of each shareholder. Each person has sole voting and investment power as to all shares unless otherwise indicated.

NOTE: "Beneficial ownership" of stock, as defined by the Securities and Exchange Commission, includes stock which is not outstanding and not entitled to vote or receive dividends, but which an individual has the right to acquire within 60 days pursuant to a vested stock option. There are no unexercised stock options now held by 5% shareholders that are now issued or outstanding. Certain officers and Directors hold issued and outstanding and immediately exercisable options for the purchase of shares of the Company's common stock (see "Certain Transactions") that have been included in the computation of the percentage of shares that are owned by officers and directors. The Company may issue additional stock options in the future as circumstances dictate.

(1)               (2)                       (3)                        (4)
                      Name and                  Amount and
                     Address of                 Nature of
                     Beneficial                 Beneficial             Percent
Title of Class         Owner                    Ownership              of Class
--------------    -----------------------   ------------------------   ---------
No Par            Ronald L. Wilder            301,350(direct)  (1)
Value Common      3206 Candelaria, NE       1,256,500(indirect)(2)       3.2
                  Albuquerque, NM 87107


No Par            Dr. Ronald E. Allred        216,000 (direct)            **
Value Common      9621 Camino del Sol, NE     175,000 (indirect) (3)      **
                  Albuquerque, NM 87111


No Par            Dana J. Finley              125,000 (direct) (1)        **
Value Common      13412 Circulo Largo NE
                  Albuquerque, NM 87112

No Par            Robert S. Simon             350,000 (direct)(4)         **
Value Common      401 Coors, NW
                  Albuquerque, NM 87120

No Par value      Officers and Directors      992,350  (direct)          2.5
Common Stock      (Four persons)            1,431,500 (indirect)         3.7
                                           -----------                 --------
                                            2,423,350                    6.2
Footnotes to table:
-------------------

1) Does not include an option to purchase 300,000 shares that may be immediately exercised, subject to shareholder approval.
2) Shares are owned by Mr. Wilder's family members who look to Mr. Wilder for advice in voting their shares.
3) 175,000 shares are owned by Dr. Allred's family members.
4) Does not include an option to purchase 150,000 shares that may be immediately exercised, subject to shareholder approval.

** Less than one percent.

Persons owning 5% or more of the Company no par value common stock:


     The only persons known by the Company to own 5% or more of its issued and outstanding no par value common stock are the following:

      (1)                (2)                       (3)                   (4)
                      Name and                  Amount and
                     Address of                 Nature of
                     Beneficial                 Beneficial             Percent
Title of Class         Owner                    Ownership              of Class
--------------    -----------------------   ------------------------   ---------
No Par            Cyrene Inman               2,500,000 (direct)(1)       6.4
Value common      700 Mullen Road, NW
                  Albuquerque, NM  87123

                  Colonel Walter Long, Ret.  2,250,000 (direct)(1)       5.8
                  9432 Tasco Dr. NE            120,000 (indirect)         **
                  Albuquerque, NM 87111

-------------
(1) Neither Mrs. Inman nor Colonel Long has any affiliation with the Company resulting from her stock ownership.

Meetings of the Board:

     The Board held two meetings during the last fiscal year and all directors were in attendance at those meetings. The board also acts in an informal way and conducts its business through consent meetings following such telephonic discussions as each director feels may be necessary for him to have an understanding of the proposals to which his consent may be requested. During the last fiscal year, the Directors had no consent meetings. Formal minutes are only prepared to memorialize significant transactions.

     The Board has no audit, nominating, compensation committee, internal control or other committees.


Compliance with section 16(a) of the Exchange Act.

     The Exchange Act of 1934, as amended, requires that each officer and each director file certain reports with the Securities and Exchange Commission to inform the Commission and the public of the number of shares owned by the officer or director, both directly and indirectly, at all times.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Over the past three years, the Company's executive officers were paid as follows:


                                                          Long Term Compensation
                              Annual Compensation         ----------------------
                              -------------------
               (a)           (b)              (c)                   (d)

              Name                                              Securities
              and                                               Underlying
           Principal                                              Options
           Position         Year            Salary ($)             SARO
       ---------------      ----            ----------             ----

Ronald L. Wilder (1)        2002             $42,000           300,000 shares
President and COO           2003             $42,000
                            2004             $42,000

Dr. Ronald Allred (3)       2002              --
Director                    2003              --
                            2004              --


Dana J. Finley  (1)         2002             $41,100           300,000 shares
                            2003             $68,400
                            2004             $68,400



Robert S. Simon (1) (2)     2002             $18,000           150,000 shares
 Secy.                      2003             $18,000
                            2004             $18,000

--------------------
(1) On October 25, 2004, the Board of Directors approved and granted to four employees options to purchase 300,000 shares and one employee an option to purchase 150,000, shares of the Company's common stock exercisable for a ten-year period at $0.12 per share, which shall expire on October 25, 2014.
(2) Mr. Simon serves as the Company's General Counsel and is compensated for his legal services at the rate of $1,500 per month. Mr. Simon is currently employed on a month to month basis. On October 25, 2004 the Company's Board of Directors granted Mr. Simon a ten year option to purchase 150,000 shares of the Company's common stock at an exercise price of $0.12 per share, the market price of the shares on the date of the grant.
(3) The Company and Dr. Allred and Adherent Technologies, Inc. have entered into a consulting agreement through which Dr. Allred and Adherent will be compensated from the revenue and earnings of the Company. In addition, the Company sold Dr. Allred 1,000,000 shares of its common stock for $0.01 per share during 2001. See "Certain Transactions." Dr. Allred received no compensation during the 2004 fiscal year for his services to the Company as a Director.

     There has never been any bonus or long term compensation of any kind to any officer or director. In the future, the Registrant's employees, including the Registrant's officers, may also receive such bonuses and salary increases as the Board of Directors, in its sole discretion, may award. The Registrant may in the future grant cost-of-living or merit increases, even though such increases are not currently contemplated. The Registrant presently has no retirement, bonus, profit sharing, or other cash compensation plan. The Registrant issued Incentive Stock Options totaling 1,350,000 shares to five employees on October 25, 2004 subject to shareholder approval at this Annual Shareholder Meeting. Other than what is discussed in this Proxy Statement, the Registrant has no retirement, pension, profit sharing, stock option or similar program for the benefit of its officers, directors or employees other than the Company's 2004 Employee Incentive Stock Plan (see below) and there are currently no plans, arrangements, commitments or understandings with respect to the establishment of any such program.

                      EMPLOYEE INCENTIVE STOCK OPTION PLAN

     On October 25, 2004 the Company's Board of Directors adopted the 2004 Employee Incentive Stock Option Plan and granted stock option to the five employees identified in Adoption of 2004 Employee Incentive Stock Option Plan, above aggregating 1,350,000 shares in consideration for all of the effort that they have devoted to the development of the Company's technology and tireless belief in the success of the Company. Each option grants the holder the right to purchase all or part of the option, or a period of ten years from October 25, 2004, so long as an individual is an employee or within three months of termination of employment. The Company's issued Incentive Stock Options to employees on October 25, 2004 at an exercise price of $0.12 per share, 100% of the closing market price of the stock on the date of grant.

     None of the options have been exercised as of November 14, 2004. The options will expire on October 25, 2014. See "Certain Transactions." The five persons who were granted Options had previously been granted options in 1998, for 5 years that expired in 2003.

                              CERTAIN TRANSACTIONS

1. As of December 1, 1999, the Company entered into a consulting agreement with Dr. Allred and Adherent Technologies related to all of the various applications of the Company's technology. The following discussion of the terms of that agreement is not a complete discussion of all of the terms and conditions of the agreement. A copy of the agreement and the amendment thereto discussed below are on file with the Securities and Exchange Commission as an exhibit to the Company Form 10-KSB Annual Report for the fiscal year ended July 31, 2000.

Dr. Allred and Adherent agreed: (i) to act as a consultant to the Company in all phases of its marketing effort, and (ii) to aid and assist in the design, development, implementation and construction of applications of the Company's recycling technology. The agreement also contains non-compete provisions and after-developed technology provisions.

The Company agreed that Dr. Allred and Adherent Technologies will be compensated in the following way: (i) to share with the consultants on a 50-50 basis of the net proceeds received by the Company as income resulting from the sale and/or licensing of product, process, plant, technology, or otherwise, of its technology related to feedstock other than those for tires, including composites, electronics, plastics and automotive scrap. It was agreed that the consultants would share the revenue received by the Company from its tire technology on the following basis: (ii) 5% of the first $2,000,000; (iii) 3% of the revenue from $2,000,000 to $5,000,000; (iv) 2% of the revenue from $5,000,000 to $10,000,000; and (v)1% of all revenue in excess of $10,000,000. In addition, Dr. Allred and Adherent were allowed to purchase 1,000,000 shares of common stock for $10,000.

The agreement may be terminated for cause thereby ending the compensation arrangement. The agreement may be terminated by either party upon 30 days written notice, but the compensation, non-compete and confidentiality provisions of the agreement shall continue after such termination.

3. Between the end of the fiscal year ended on July 31, 2004, and October 14, 2004, the Company has privately placed 155,000 shares of its common stock.

                                LEGAL PROCEEDINGS

      There are no legal proceedings to which the Registrant is or may be a party or of which any of its property is subject, pending or known to be contemplated.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As stated in Registrant's Report on Form 8-K filed February 18, 2003, Registrant dismissed Grant Thornton LLP as its independent accountant on February 12, 2003. On February 13, 2003, Registrant engaged Stark*Winter*Schenkein and Co, LLP as its independent accountants.

     The financial statements reported on by Grant Thornton LLP for the Registrant's two fiscal years prior to fiscal 2003 were not subject to an adverse or qualified opinion or a disclaimer of opinion and were not modified as to audit scope or accounting principles.

     The decision to change accountants was approved by the Registrant's Board of Directors.

     There were no changes in or disagreements with Grant Thornton LLP of the kind described by Item 304 of Regulation S-K at any time during fiscal years 2001 and 2002 and the interim period through February 12, 2003.

     There have been no changes or disagreements with Stark*Winter*Schenkein, & Co., LLP since February 13, 2003 of the kind described in Item 304 of Regulation S-K.

     Stark* Winter*Schenkein and Co, LLP has rendered auditing services for the Registrant since February 18, 2003, including performing the audit of the Company's financial statements included in the Annual Report to Shareholders and Annual Report on Form 10-KSB. A representative of Stark*Winter*Schenkein and Co, LLP will be available by telephone at the Annual Meeting, to respond to appropriate questions concerning the financial statements of the Company, and will have the opportunity to make a statement if the representative desires to do so.

     Audit fees billed to the Company for the audit of the annual financial statements by Stark*Winter*Schenkein and Co, LLP for the year ending July 31, 2004, and for review of the Company's annual financial statements included in its quarterly reports on Form 10-QSB totaled $14,800 . No non-audit services were rendered.

                     PROXY MATERIALS FOR NEXT ANNUAL MEETING

     Shareholder proposals for consideration at the next Annual Meeting, which the company expects to hold in December 2005 must be received by the Company no later than August 31, 2005. In order for such proposals to be included, they must be legal and must comply with the Rules and Regulations of the Securities and Exchange Commission.


                                 OTHER BUSINESS

     The Board knows of no other business, which is to be presented at the Annual Meeting. However, if other matters should properly come before the Annual Meeting, the persons named in the proxy will vote on those matters according to their judgment.



By Order of the Board of Directors

Robert S. Simon

Albuquerque New Mexico
November 22, 2004

ON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JULY 31, 2004, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO) TO ANY RECORD HOLDER OR BENEFICIAL OWNER OF THE COMPANY'S SHARES AS OF THE CLOSE OF BUSINESS ON OCTOBER 14, 2004. ANY EXHIBIT TO THE ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED ON REQUEST UPON PAYMENT OF THE REASONABLE EXPENSES OF FURNISHING THE EXHIBITS. ANY SUCH WRITTEN REQUEST SHOULD BE ADDRESSED TO RONALD L. WILDER, PRESIDENT, TITAN TECHNOLOGIES, INC., 3206 CANDELARIA ROAD, N.E., ALBUQUERQUE, NEW MEXICO 87107.

                                   PROXY CARD

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF TITAN TECHNOLOGIES., INC. to be held at 9:00 a.m ,December 22, 2004 in the Terrace Room of the Clubhouse Inn, 1315 Menaul NE, Albuquerque, New Mexico 87107. This Proxy is solicited by Management. Management recommends that you vote "YES" for the election of the three items below.

THE UNDERSIGNED HEREBY APPOINTS AS PROXIES, RONALD L. WILDER AND RONALD E. ALLRED, and each of them, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated below, all of the stock of Titan Technologies, Inc. owned of record by the undersigned on October 14, 2004, at the Annual Meeting of Shareholders to be held on December 22, 2004 and at any postponement(s) or adjournment(s) thereof.

THIS PROXY REVOKES ALL PROXIES PREVIOUSLY GRANTED BY ME FOR ANY PURPOSE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF RONALD L. WILDER, RONALD E. ALLRED AND DANA FINLEY AS THE COMPANY'S DIRECTORS, FOR RATIFICATION AND APPROVAL OF THE COMPANY'S 2004 INCENTIVE STOCK OPTION PLAN AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTER BROUGHT BEFORE THE MEETING.

1.   ELECTION  OF  DIRECTORS -  MANAGEMENT'S  NOMINEES  ARE:
     RONALD L. WILDER -  RONALD E. ALLRED - DANA J. FINLEY

         [   ]  YES: VOTE MY STOCK FOR MANAGEMENT'S NOMINEES.

         [   ]  NO: WITHHOLD AUTHORITY TO VOTE FOR ALL OF MANAGEMENT'S NOMINEES.

INSTRUCTIONS: If you do not want your stock voted for any individual listed above, line through that Nominee's name.

2.   FOR APPROVAL OF THE COMPANY'S 2004 INCENTIVE STOCK OPTION PLAN.

         [   ]  YES:  VOTE  MY STOCK FOR THE 2004 INCENTIVE STOCK OPTION PLAN

         [   ]  NO:   WITHHOLD MY VOTE FOR THE 2004  INCENTIVE STOCK OPTION PLAN

3.   OTHER MATTERS THAT MAY COME BEFORE THE MEETING:
If any other matters are properly brought before the Meeting (or any adjournments of the Meeting) in their discretion, the persons named as Proxies or their substitutes are authorized to vote upon such other matters in their discretion.

           [   ] GRANTED         [   ] WITHHELD

Sign below as your name appears on the label. If there is no label, sign your name as you normally sign your name and date your proxy.


_______________________
Number of shares voting


_______________________________________     DATE ____________________, 2004
Signature

_______________________________________     DATE_____________________, 2004
Signature of co-owner (if applicable)

When signing as attorney, executor, administrator, trustee or guardian, please sign title as such. If a corporation, please sign in full the corporation's name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. If anyone other than the shareholder(s) named on the above label is signing this proxy, indicate the capacity in which you are signing, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. YOUR STOCK CANNOT BE VOTED UNLESS YOU VOTE IN PERSON AT THE ANNUAL MEETING OR YOU RETURN A SIGNED AND DATED PROXY BY THE TIME OF VOTING AT THE ANNUAL MEETING.